                           First Amendment to Lease

                              Dated March 8, 1990
                                    Between
                             Lincoln Street Trust
                                      and
                                 Hologic, Inc.


Agreement made this 10th day of April 1995, by and between Lincoln Street Trust (Landlord) and Hologic, Inc. (Tenant).


                                  Background
                                  ----------

1. The parties entered into a lease dated March 8, 1990 of space in the building at 590 Licoln Street, Waltham Massachusetts (the Lease).

2. The parties now desire to amend by extending the term and altering the rent on the terms and conditions set forth below:

                                  Agreements
                                  ----------

In consideration of the mutual agreements herein contained, the party hereby agree to amend the Lease in the following respects.

1. The parties agree that the Term Commencement Date under the Lease ocurred June 1, 1990 and that the Term Expiration Date shall be extended such that it shall be February 28, 2002.

2. The Annual Fixed Rent commencing March 1, 1995 for the balance of the Term of the Lease shall be $650,988.00 with monthly payments of $54,249.00 due on the first day of each month of the term.

3. Tenant's Extension Option set forth in Section 2.4.1 of the Lease is hereby deleted.

4. Capitalized terms used herein, but not defined shall have the meanings as set forth in the Lease.
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5.  The Landlord is solely responsible for any brokerage fees payable. Tenant warrants it has had no dealings with any broker or agent in connection with the Lease except for Mr. John T. Kerrigan, Jr. of Leggett McCall.

6. Landlord shall request a subordination and non-disturbance agreement from Landlord's mortgagee.

All other terms and conditions of the Lease shall remain in full force and effect.

This Amendment shall be effective March 1, 1995.

Executed by the parties under seal.

                                                    Lincoln Street Trust


                                                 By:  /s/
                                                     ------------------------


                                                     Hologic, Inc.


                                                 By: /s/ Steve L. Nakashige
                                                     ------------------------
                                                     President and CEO